EXHIBIT 21

SUBSIDIARIES OF VENTAS, INC.

AS OF FEBRUARY 28, 2008

Name	Jurisdiction of Organization or Formation
AL (AP) Holding, LLC	Delaware
AL (HCN) Holding, LLC	Delaware
AL (MT) Holding, LLC	Delaware
AL III Investments, L.L.C.	Virginia
AL One Investments, LLC	Delaware
AL One PA Investments, LLC	Delaware
AL Subfunding II, LLC	Delaware
AL Subfunding LLC	Delaware
ALI/East Brunswick Senior Housing, LLC	Delaware
ALI/Glen Ellyn Senior Housing, LLC	Delaware
ALI/La Costa Senior Housing, LLC	Delaware
ALI/Naperville Senior Housing, LLC	Delaware
ALI/North Lynbrook Senior Housing, LLC	Delaware
ALI/Pinehurst Senior Housing, LLC	Delaware
ALI/Providence Senior Housing, Inc.	Delaware
ALI/Richmond Senior Housing, LLC	Delaware
ALI/Stamford Senior Housing Living, LLC	Delaware
ALI/Woodcliff Lake Senior Housing, LLC	Delaware
Allison Park Nominee, LLC	Delaware
Allison Park Nominee, LP	Delaware
BCC Altoona Realty GP, LLC	Delaware
BCC Altoona Realty, LLC	Delaware
BCC Altoona Realty, LP	Delaware
BCC Berwick Realty GP, LLC	Delaware
BCC Berwick Realty, LLC	Delaware
BCC Berwick Realty, LP	Delaware
BCC Lewistown Realty GP, LLC	Delaware
BCC Lewistown Realty, LLC	Delaware
BCC Lewistown Realty, LP	Delaware
BCC Martinsburg Realty, LLC	Delaware
BCC Medina Realty, LLC	Delaware
BCC Ontario Realty, LLC	Delaware
BCC Reading Realty GP, LLC	Delaware
BCC Reading Realty, LLC	Delaware
BCC Reading Realty, LP	Delaware
BCC Shippensburg Realty, LLC	Delaware
BCC South Beaver Realty, LLC	Delaware
BCC State College Realty GP, LLC	Delaware
BCC State College Realty, LLC	Delaware
BCC State College Realty, LP	Delaware
BCC Washington Township Realty, LLC	Delaware
BLC Issuer II, LLC	Delaware
BLC of California-San Marcos, L.P.	Delaware
BLC of Indiana-OL, L.P.	Delaware
Bloomsburg Nominee, LLC	Delaware
Bloomsburg Nominee, LP	Delaware
Brookdale Holdings, LLC	Delaware
Brookdale Living Communities of Arizona-EM, LLC	Delaware

Name	Jurisdiction of Organization or Formation
Brookdale Living Communities of California, LLC	Delaware
Brookdale Living Communities of California-RC, LLC	Delaware
Brookdale Living Communities of California-San Marcos, LLC	Delaware
Brookdale Living Communities of Connecticut, LLC	Delaware
Brookdale Living Communities of Connecticut-WH, LLC	Delaware
Brookdale Living Communities of Florida-CL, LLC	Delaware
Brookdale Living Communities of Illinois-2960, LLC	Delaware
Brookdale Living Communities of Illinois-Hoffman Estates, LLC	Delaware
Brookdale Living Communities of Illinois-HV, LLC	Delaware
Brookdale Living Communities of Illinois-II, LLC	Delaware
Brookdale Living Communities of Indiana-OL, LLC	Delaware
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware
Brookdale Living Communities of Minnesota, LLC	Delaware
Brookdale Living Communities of New Jersey, LLC	Delaware
Brookdale Living Communities of New Mexico-SF, LLC	Delaware
Brookdale Living Communities of New York-GB, LLC	Delaware
Brookdale Living Communities of Washington-PP, LLC	Delaware
Cabot ALF, L.L.C.	Delaware
Casper Wyoming Hospital, LLC	Delaware
Chippewa Nominee, LLC	Delaware
Chippewa Nominee, LP	Delaware
Cleveland ALF, L.L.C.	Delaware
DBF Issuer I, LLC	Ohio
Dillsburg Nominee, LLC	Delaware
Dillsburg Nominee, LP	Delaware
EC Halcyon Realty, LLC	Delaware
EC Hamilton Place Realty, LLC	Delaware
EC Lebanon Realty, LLC	Delaware
EC Martinez Realty, LLC	Delaware
EC Muncie Realty, LLC	Delaware
EC Timberlin Parc Realty, LLC	Delaware
ElderTrust	Maryland
ElderTrust Operating Limited Partnership	Delaware
ET Belvedere Finance, Inc.	Delaware
ET Belvedere Finance, L.L.C.	Delaware
ET Berkshire, LLC	Delaware
ET Capital Corp.	Delaware
ET DCMH Finance, Inc.	Delaware
ET DCMH Finance, L.L.C.	Delaware
ET GENPAR, L.L.C.	Delaware
ET Heritage Andover Finance, Inc.	Delaware
ET Lehigh, LLC	Delaware
ET Pennsburg Finance, L.L.C.	Delaware
ET POBI Finance, L.L.C.	Delaware
ET POBI Finance, Inc.	Delaware
ET Sanatoga, LLC	Delaware
ET Sub-Belvedere Limited Partnership, L.L.P.	Virginia
ET Sub-Berkshire Limited Partnership	Delaware
ET Sub-Cabot Park, L.L.C.	Delaware
ET Sub-Cleveland Circle, L.L.C.	Delaware
ET Sub-DCMH Limited Partnership, L.L.P.	Virginia
ET Sub-Heritage Andover, L.L.C.	Delaware
ET Sub-Heritage Woods, L.L.C.	Delaware
ET Sub-Highgate, L.P.	Pennsylvania

Name	Jurisdiction of Organization or Formation
ET Sub-Lacey I, L.L.C.	Delaware
ET Sub-Lehigh Limited Partnership	Delaware
ET Sub-Lopatcong, L.L.C.	Delaware
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia
ET Sub-Phillipsburg I, L.L.C.	Delaware
ET Sub-Pleasant View, L.L.C.	Delaware
ET Sub-POBI Limited Partnership, L.L.P.	Virginia
ET Sub-Rittenhouse Limited Partnership, L.L.P.	Virginia
ET Sub-Riverview Ridge Limited Partnership, L.L.P.	Virginia
ET Sub-Sanatoga Limited Partnership	Delaware
ET Sub-SMOB, L.L.C.	Delaware
ET Sub-Vernon Court, L.L.C.	Delaware
ET Sub-Wayne I, Limited Partnership, L.L.P.	Virginia
ET Sub-Willowbrook Limited Partnership, L.L.P.	Virginia
ET Sub-Woodbridge, L.P.	Pennsylvania
ET Wayne Finance, Inc.	Delaware
ET Wayne Finance, L.L.C.	Delaware
Fair Oak Assisted Living, LLC	Delaware
Hendersonville Nominee, LLC	Delaware
Hendersonville Nominee, LP	Delaware
IPC (AP) Holding, LLC	Delaware
IPC (HCN) Holding, LLC	Delaware
IPC (MT) Holding, LLC	Delaware
Karrington of Park Ridge, L.L.C.	Ohio
Kingsport Nominee, LLC	Delaware
Kingsport Nominee, LP	Delaware
Knoxville Nominee, LLC	Delaware
Knoxville Nominee, LP	Delaware
Lebanon Nominee, LLC	Delaware
Lebanon Nominee, LP	Delaware
Lewisburg Nominee, LLC	Delaware
Lewisburg Nominee, LP	Delaware
Lima Nominee, LLC	Delaware
Lima Nominee, LP	Delaware
Loyalsock Nominee, LLC	Delaware
Loyalsock Nominee, LP	Delaware
MAB Parent, LLC	Delaware
NV Briargate MOB LLC	Delaware
NV Broadway MOB, LLC	Delaware
NV Potomac MOB LLC	Delaware
NV Printers Park MOB LLC	Delaware
PSLT-ALS Properties Holdings, LLC	Delaware
PSLT-ALS Properties I, LLC	Delaware
PSLT-ALS Properties II, LLC	Delaware
PSLT-BLC Properties Holdings, LLC	Delaware
PSLT GP, LLC	Delaware
PSLT OP, L.P.	Delaware
River Oaks Partners	Illinois
Sagamore Hills Nominee, LLC	Delaware
Sagamore Hills Nominee, LP	Delaware
Saxonburg Nominee, LLC	Delaware
Saxonburg Nominee, LP	Delaware
Shippensburg Realty Holdings, LLC	Delaware
South Beaver Realty Holdings, LLC	Delaware

Name	Jurisdiction of Organization or Formation
Sunrise Abington Assisted Living, L.L.C.	Pennsylvania
Sunrise Arlington, MA Assisted Living, L.L.C.	Virginia
Sunrise Assisted Living Limited Partnership III	Pennsylvania
Sunrise Bloomfield Senior Living, LLC	Delaware
Sunrise Bloomingdale Assisted Living, L.L.C.	Illinois
Sunrise Buffalo Grove Assisted Living, L.L.C.	Illinois
Sunrise Cherry Creek Senior Living, LLC	Delaware
Sunrise Cuyahoga Falls Senior Living, LLC	Delaware
Sunrise East Cobb Assisted Living LP	Georgia
Sunrise Edina Assisted Living, L.L.C.	Minnesota
Sunrise Fleetwood A.L., L.L.C.	New York
Sunrise First Assisted Living Holdings, LLC	Delaware
Sunrise Granite Run Assisted Living, L.L.C.	Pennsylvania
Sunrise Haverford Assisted Living, L.L.C.	Pennsylvania
Sunrise Hillcrest Senior Living, LLC	Delaware
Sunrise Huntcliff Assisted Living LP	Georgia
Sunrise Ivey Ridge Assisted Living LP	Georgia
Sunrise Mission Viejo Assisted Living, L.L.C.	Virginia
Sunrise Morris Plains Assisted Living, L.L.C.	New Jersey
Sunrise New City Senior Living, L.L.C.	Delaware
Sunrise North Ann Arbor Senior Living, LLC	Delaware
Sunrise Northville Assisted Living, L.L.C.	Michigan
Sunrise of Alexandria Assisted Living, L.P.	Virginia
Sunrise of Aurora GP Inc.	Ontario, Canada
Sunrise of Aurora LP	Ontario, Canada
Sunrise of Erin Mills GP Inc.	Ontario, Canada
Sunrise of Erin Mills LP	Ontario, Canada
Sunrise of North York GP Inc.	Ontario, Canada
Sunrise of North York LP	Ontario, Canada
Sunrise Old Tappan Assisted Living, L.L.C.	New Jersey
Sunrise Orchard AL, L.L.C.	Colorado
Sunrise Pacific Palisades Assisted Living, L.P.	California
Sunrise Parma Assisted Living, L.L.C.	Virginia
Sunrise Riverside Assisted Living, LP	California
Sunrise Rochester Assisted Living, L.L.C.	Delaware
Sunrise Rocklin Senior Living, LLC	Delaware
Sunrise Sandy Senior Living, LLC	Delaware
Sunrise Scottsdale Senior Living, LLC	Delaware
Sunrise Second Assisted Living Holdings, LLC	Delaware
Sunrise Second Baton Rouge Assisted Living, L.L.C.	Louisiana
Sunrise Second Westminster Assisted Living, L.L.C.	Colorado
Sunrise Smithtown A.L., L.L.C.	New York
Sunrise Springfield Assisted Living, L.L.C.	Virginia
Sunrise Staten Island Senior Living, LLC	New York
Sunrise Sterling Canyon Assisted Living, LP	California
Sunrise TFE Acquisitions, L.L.C.	Virginia
Sunrise Troy Assisted Living, L.L.C.	Michigan
Sunrise US UPREIT, LLC	Delaware
Sunrise Wall Assisted Living L.L.C.	New Jersey
Sunrise Wayne Assisted Living, L.L.C.	New Jersey
Sunrise Westfield Assisted Living, L.L.C.	New Jersey
SZR Aurora Inc.	Ontario, Canada
SZR Burlington Inc.	Ontario, Canada
SZR Columbia, LLC	Delaware

Name	Jurisdiction of Organization or Formation
SZR Erin Mills Inc.	Ontario, Canada
SZR Lincoln Park, LLC	Delaware
SZR Markham Inc.	Ontario, Canada
SZR Mississauga Inc.	Ontario, Canada
SZR North Hills, LLC	Delaware
SZR North York Inc.	Ontario, Canada
SZR Norwood, LLC	Delaware
SZR Oakville Inc.	Ontario, Canada
SZR Richmond Hill Inc.	Ontario, Canada
SZR Rockville, LLC	Delaware
SZR San Mateo, LLC	Delaware
SZR US Finance, Inc.	Delaware
SZR US Investments, Inc.	Delaware
SZR US UPREIT THREE, LLC	Delaware
SZR Westlake Village LLC	Delaware
SZR Windsor Inc.	Ontario, Canada
SZR Willowbrook, LLC	Delaware
SZR Yorba Linda, LLC	Delaware
The Ponds of Pembroke Limited Partnership	Illinois
United Rehab Realty Holding, LLC	Delaware
Ventas Amberleigh, LLC	Delaware
Ventas Bayshore Medical, LLC	Delaware
Ventas Brighton, LLC	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas Cal Sun LLC	Delaware
Ventas Capital Corporation	Delaware
Ventas Casper Holdings, LLC	Delaware
Ventas Cooperatief U.A.	The Netherlands
Ventas Crown Pointe, LLC	Delaware
Ventas Fairwood, LLC	Delaware
Ventas Farmington Hills, LLC	Delaware
Ventas Framingham, LLC	Delaware
Ventas Georgetowne, LLC	Delaware
Ventas Grantor Trust #1	Delaware
Ventas Grantor Trust #2	Delaware
Ventas Harrison, LLC	Delaware
Ventas Healthcare Properties, Inc.	Delaware
Ventas Kansas City I, LLC	Delaware
Ventas LP Realty, L.L.C.	Delaware
Ventas Management, LLC	Delaware
Ventas Michigan, LLC	Delaware
Ventas MOB Holdings, LLC	Delaware
Ventas Nebraska, LLC	Delaware
Ventas Nexcore Holdings, LLC	Delaware
Ventas of Vancouver Limited	Jersey
Ventas Provident, LLC	Delaware
Ventas Realty, Limited Partnership	Delaware
Ventas Regency Medical Park I, LLC	Delaware
Ventas REIT US Holdings, Inc.	Delaware
Ventas Rose Arbor, LLC	Delaware
Ventas Santa Barbara, LLC	Delaware
Ventas SSL Beacon Hill, Inc.	Ontario, Canada
Ventas SSL Lynn Valley, Inc.	Ontario, Canada
Ventas SSL Holdings, Inc.	Delaware

Name	Jurisdiction of Organization or Formation
Ventas SSL Holdings, LLC	Delaware
Ventas SSL, Inc.	Delaware
Ventas SSL Ontario II, Inc.	Ontario, Canada
Ventas SSL Ontario III, Inc.	Ontario, Canada
Ventas SSL Nova Scotia I Corp.	Nova Scotia
Ventas SSL Vancouver, Inc.	Ontario, Canada
Ventas Sun LLC	Delaware
Ventas Tennessee, LLC	Delaware
Ventas TRS, LLC	Delaware
Ventas University MOB, LLC	Delaware
Ventas West Shores, LLC	Delaware
Ventas Whitehall Estates, LLC	Delaware
Vernon ALF, L.L.C.	Delaware
VG Aventura MOB, LLC	Delaware
VSCRE Holdings, LLC	Delaware
VTRLTH MAB I, LLC	Delaware
VTRLTH MAB II, LLC	Delaware
Xenia Nominee, LLC	Delaware
Xenia Nominee, LP	Delaware